SECOND QUARTER 2016 EARNINGS CONFERENCE CALL July 21, 2016

Overview – Second Quarter 2016 Page 2 See reconciliation of organic revenue change on pages on 18 and 19 and diluted EPS on page 22. • Total revenue increase was 2.2% in Q2 and 3.0% in H1 • Organic revenue growth was 3.7% in Q2 and 5.1% in H1 • Operating margin +20 bps in Q2 and +40 bps in H1 • Diluted EPS was $0.38 in Q2, and was $0.33 as adjusted for below-the-line items, an increase of 14% • Repurchased 2.5 million shares in Q2, using $59 million

2016 2015 Revenue 1,917.9$ 1,876.1$ Salaries and Related Expenses 1,229.0 1,205.2 Off ice and General Expenses 464.1 455.1 Operating Income 224.8 215.8 Interest Expense (24.5) (20.3) Interest Income 5.6 5.0 Other (Expense) Income, net (0.1) 0.5 Income Before Income Taxes 205.8 201.0 Provision for Income Taxes 43.7 77.7 Equity in Net (Loss) Income of Unconsolidated Aff iliates (1.9) 0.5 Net Income 160.2 123.8 Net Income Attributable to Noncontrolling Interests (3.3) (2.6) 156.9$ 121.2$ Earnings per Share Available to IPG Common Stockholders: Basic 0.39$ 0.30$ Diluted 0.38$ 0.29$ Weighted-Average Number of Common Shares Outstanding: Basic 400.1 410.5 Diluted 409.8 417.6 Dividends Declared per Common Share 0.15$ 0.12$ Three Months Ended June 30, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

2016 2015 Total Organic 2016 2015 Total Organic IAN 1,548.5$ 1,522.1$ 1.7% 3.9% 2,950.1$ 2,867.2$ 2.9% 5.6% CMG 369.4$ 354.0$ 4.4% 2.8% 709.8$ 684.9$ 3.6% 3.0% Change Six Months Ended Change Three Months Ended June 30, June 30, $ % Change $ % Change June 30, 2015 1,876.1$ 3,552.1$ Total change 41.8 2.2% 107.8 3.0% Foreign currency (33.0) (1.8%) (84.9) (2.4%) Net acquisitions/(divestitures) 6.1 0.3% 11.6 0.3% Organic 68.7 3.7% 181.1 5.1% June 30, 2016 1,917.9$ 3,659.9$ Three Months Ended Six Months Ended Revenue ($ in Millions) Page 4 See reconciliation of segment organic revenue change on pages 18 and 19. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), MullenLowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic Total Organic United States 5.1% 4.6% 6.8% 6.4% International (2.0%) 2.3% (2.5%) 3.2% United Kingdom (0.6%) 1.2% (0.1%) 2.4% Continental Europe (2.5%) 0.5% (3.6%) 1.1% Asia Pacific (6.0%) (3.2%) (4.7%) (0.5%) Latin America (4.1%) 15.9% (9.5%) 13.9% All Other Markets 7.4% 7.3% 5.8% 7.3% Worldwide 2.2% 3.7% 3.0% 5.1% Three Months Ended June 30, 2016 Six Months Ended June 30, 2016 Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic revenue change on pages 18 and 19.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% 5.5% 6.1% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Organic Revenue Growth Page 6 See reconciliation on page 20. Trailing Twelve Months Q2-16 5.6%

Salaries & Related 2016 2015 $ Total Organic Three Months Ended June 30, 1,229.0$ 1,205.2$ 23.8$ 2.0% 3.5% % of Revenue 64.1% 64.2% Three months severance 19.2$ 16.9$ 2.3$ 13.6% % of Revenue 1.0% 0.9% Six Months Ended June 30, 2,499.9$ 2,420.4$ 79.5$ 3.3% 5.6% % of Revenue 68.3% 68.1% Six months severance 43.0$ 34.2$ 8.8$ 25.7% % of Revenue 1.2% 1.0% Office & General 2016 2015 $ Total Organic Three Months Ended June 30, 464.1$ 455.1$ 9.0$ 2.0% 4.1% % of Revenue 24.2% 24.3% Three months occupancy expense (ex-D&A) 125.9$ 110.3$ 15.6$ 14.1% % of Revenue 6.6% 5.9% Six Months Ended June 30, 914.3$ 908.1$ 6.2$ 0.7% 3.4% % of Revenue 25.0% 25.6% Six months occupancy expense (ex-D&A) 252.0$ 232.0$ 20.0$ 8.6% % of Revenue 6.9% 6.5% Change Change Operating Expenses ($ in Millions) Page 7 See reconciliation of organic measures on pages 18 and 19.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.5% 11.6% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Q4-15 Operating Margin Page 8 Trailing Twelve Months Q2-16 For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions)

# Adjusted Diluted Earnings Per Share

| | Three Months Ended June 30, 2016 | | | | |
|---|---|---|---|---|---|
| | As Reported | Losses on Sales of Businesses[1] | Adoption of ASU 2016-09[3] | Settlement of Certain Tax Positions[4] | Adjusted Results |
| Income Before Income Taxes | $ 205.8 | $ (3.7) | | | $ 209.5 |
| Provision for Income Taxes | 43.7 | | $ 2.7 | $ 23.4 | 69.8 |
| *Effective Tax Rate* | *21.2%* | | | | *33.3%* |
| **Diluted EPS Components:** | | | | | |
| Net Income Available to IPG Common Stockholders | $ 156.9 | $ (3.7) | $ 2.7 | $ 23.4 | $ 134.5 |
| Weighted-Average Number of Common Shares Outstanding | 409.8 | | 1.8 | | 408.0 |
| **Earnings Per Share Available to IPG Common Stockholders** | **$ 0.38** | **$ (0.01)** | **$ 0.01** | **$ 0.06** | **$ 0.33** |

| | Six Months Ended June 30, 2016 | | | | | |
|---|---|---|---|---|---|---|
| | As Reported | Losses on Sales of Businesses[1] | Valuation Allowance Reversals[2] | Adoption of ASU 2016-09[3] | Settlement of Certain Tax Positions[4] | Adjusted Results |
| Income Before Income Taxes | $ 192.8 | $ (20.0) | | | | $ 212.8 |
| Provision for Income Taxes | 28.1 | 0.4 | $ 12.2 | $ 10.2 | $ 23.4 | 74.3 |
| *Effective Tax Rate* | *14.6%* | | | | | *34.9%* |
| **Diluted EPS Components:** | | | | | | |
| Net Income Available to IPG Common Stockholders | $ 162.3 | $ (19.6) | $ 12.2 | $ 10.2 | $ 23.4 | $ 136.1 |
| Weighted-Average Number of Common Shares Outstanding | 409.4 | | | 1.5 | | 407.9 |
| **Earnings Per Share Available to IPG Common Stockholders** | **$ 0.40** | **$ (0.05)** | **$ 0.03** | **$ 0.03** | **$ 0.06** | **$ 0.33** |

(1) During the six months ended June 30, 2016, we recorded losses on sales of businesses in our international markets, primarily in Continental Europe.
(2) During Q1 2016, we recorded valuation allowance reversals as a consequence of the disposition of certain businesses in Continental Europe.
(3) During the six months ended June 30, 2016, we early adopted Financial Accounting Standards Board Accounting Standards Update 2016-09.
(4) During Q2 2016, we released reserves related to the conclusion and settlement of a tax examination of previous tax years.
See full reconciliation of adjusted diluted earnings per share on pages 22 and 23.

Page 9

(Amounts in Millions, except per share amounts)

June 30, December 31, June 30, 2016 2015 2015 CURRENT ASSETS: Cash and cash equivalents 672.6$ 1,502.9$ 848.9$ Marketable securities 2.8 6.8 6.7 Accounts receivable, net 3,945.0 4,361.0 3,976.7 Expenditures billable to clients 1,710.4 1,594.4 1,452.4 Other current assets 294.6 228.0 352.7 Total current assets 6,625.4$ 7,693.1$ 6,637.4$ CURRENT LIABILITIES: Accounts payable 5,857.7$ 6,672.0$ 5,669.8$ Accrued liabilities 588.4 760.3 603.8 Short-term borrowings 211.7 150.1 158.0 Current portion of long-term debt 24.5 1.9 2.0 Total current liabilities 6,682.3$ 7,584.3$ 6,433.6$ Balance Sheet – Current Portion ($ in Millions) Page 10

2016 2015 NET INCOME 160$ 124$ OPERATING ACTIVITIES Depreciation & amortization 57 57 Deferred taxes 24 32 Non-cash loss on sales of businesses 4 - Other non-cash items 7 5 Change in working capital, net (128) 42 Change in other non-current assets & liabilities (30) 1 Net cash provided by Operating Activities 94 261 INVESTING ACTIVITIES Capital expenditures (36) (30) Acquisitions, net of cash acquired (7) - Other investing activities (5) - Net cash used in Investing Activities (48) (30) FINANCING ACTIVITIES Common stock dividends (60) (50) Repurchase of common stock (59) (51) Acquisition-related payments (29) (26) Tax payments for employee shares withheld (4) (1) Distributions to noncontrolling interests (3) (7) Exercise of stock options 6 2 Net increase in short-term bank borrowings 82 21 Other financing activities - 2 Net cash used in Financing Activities (67) (110) Currency Effect 16 (7) (Decrease) Increase in Cash & S/T Marketable Securities (5)$ 114$ Three Months Ended June 30, Cash Flow ($ in Millions) Page 11 (1) (1) Excludes net purchases, sales and maturities of short-term marketable securities. See reconciliation on page 21. (2) As part of the adoption of FASB ASU 2016-09, we have reclassified the tax payments for employee shares withheld balance into Financing Activities in both periods presented. This amount was previously included in Change in working capital, net in Operating Activities. Additionally, the excess tax benefit from share-based payment arrangements amount is now reflected within Net Income for Q2 2016, as prospective adoption was required. (2)

$2,325 $2,102 $1,923 $1,719 $1,756 $1,644 $1,654 $1,722 $1,762 $1,820 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 12/31/2015 6/30/2016 $2,431 Total Debt (1) ($ in Millions) Page 12 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

Summary Page 13 • Solid performance against FY-16 financial objectives • Sustained traction from key strategic initiatives  Quality of our agency offerings, creative talent, embedded digital, and “open architecture” solutions  Performance in high-growth disciplines  Effective expense management • Focus is on continued growth and margin improvement • Financial strength continues to be a source of value creation

Appendix

2016 2015 Revenue 3,659.9$ 3,552.1$ Salaries and Related Expenses 2,499.9 2,420.4 Off ice and General Expenses 914.3 908.1 Operating Income 245.7 223.6 Interest Expense (47.1) (41.2) Interest Income 11.4 12.2 Other (Expense) Income, net (17.2) 0.8 Income Before Income Taxes 192.8 195.4 Provision for Income Taxes 28.1 76.3 Equity in Net (Loss) Income of Unconsolidated Aff iliates (1.8) 0.5 Net Income 162.9 119.6 Net Income Attributable to Noncontrolling Interests (0.6) (0.2) 162.3$ 119.4$ Earnings per Share Available to IPG Common Stockholders: Basic 0.41$ 0.29$ Diluted 0.40$ 0.29$ Weighted-Average Number of Common Shares Outstanding: Basic 400.4 410.8 Diluted 409.4 417.6 Dividends Declared per Common Share 0.30$ 0.24$ Net Income Available to IPG Common Stockholders Six Months Ended June 30, Operating Performance (Amounts in Millions, except per share amounts) Page 15

(1) Excludes net purchases, sales and maturities of short-term marketable securities. See reconciliation on page 21. (2) As part of the adoption of FASB ASU 2016-09, we have reclassified the tax payments for employee shares withheld balance into Financing Activities in both periods presented. This amount was previously included in Change in working capital, net in Operating Activities. Additionally, the excess tax benefit from share-based payment arrangements amount is now reflected within Net Income for Q2 2016, as prospective adoption was required. 2016 2015 NET INCOME 163$ 120$ OPERATING ACTIVITIES Depreciation & amortization 120 114 Deferred taxes (4) - Non-cash loss on sales of businesses 20 - Other non-cash items 35 18 Change in working capital, net (818) (743) Change in other non-current assets & liabilities (71) (29) Net cash used in Operating Activities (555) (520) INVESTING ACTIVITIES Capital expenditures (63) (50) Acquisitions, net of cash acquired (34) - Other investing activities (10) - Net cash used in Investing Activities (107) (50) FINANCING ACTIVITIES Common stock dividends (120) (99) Repurchase of common stock (113) (102) Acquisition-related payments (29) (28) Tax payments for employee shares withheld (23) (17) Distributions to noncontrolling interests (7) (8) Excess tax benefit from share-based payment arrangements - 9 Exercise of stock options 10 11 Net increase in short-term bank borrowings 57 55 Other financing activities - 2 Net cash used in Financing Activities (225) (177) Currency Effect 53 (65) Decrease in Cash & S/T Marketable Securities (834)$ (812)$ Six Months Ended June 30, Cash Flow ($ in Millions) Page 16 (1) (2) (2)

Q1 Q2 Q3 Q4 YTD 2016 Depreciation and amortization of fixed assets and intangible assets 38.0$ 39.8$ 77.8$ Amortization of restricted stock and other non-cash compensation 23.1 16.8 39.9 Net amortization of bond discounts and deferred financing costs 1.4 1.4 2.8 Q1 Q2 Q3 Q4 FY 2015 Depreciation and amortization of fixed assets and intangible assets 38.7$ 39.5$ 38.1$ 40.7$ 157.0$ Amortization of restricted stock and other non-cash compensation 16.8 16.4 16.5 20.6 70.3 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 1.6 5.8 2016 2015 Depreciation and Amortization ($ in Millions) Page 17

Three Months Ended June 30, 2015 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended June 30, 2016 Organic Total Segment Revenue IAN 1,522.1$ (28.8)$ (3.5)$ 58.7$ 1,548.5$ 3.9% 1.7% CMG 354.0 (4.2) 9.6 10.0 369.4 2.8% 4.4% Total 1,876.1$ (33.0)$ 6.1$ 68.7$ 1,917.9$ 3.7% 2.2% Geographic United States 1,112.1$ -$ 6.1$ 50.9$ 1,169.1$ 4.6% 5.1% International 764.0 (33.0) - 17.8 748.8 2.3% (2.0%) United Kingdom 156.7 (8.9) 6.0 1.9 155.7 1.2% (0.6%) Continental Europe 177.4 2.4 (7.8) 0.9 172.9 0.5% (2.5%) Asia Pacific 231.7 (6.9) 0.2 (7.3) 217.7 (3.2%) (6.0%) Latin America 90.5 (14.7) (3.4) 14.4 86.8 15.9% (4.1%) All Other Markets 107.7 (4.9) 5.0 7.9 115.7 7.3% 7.4% Worldwide 1,876.1$ (33.0)$ 6.1$ 68.7$ 1,917.9$ 3.7% 2.2% Expenses Salaries & Related 1,205.2$ (19.8)$ 1.3$ 42.3$ 1,229.0$ 3.5% 2.0% Office & General 455.1 (9.6) 0.1 18.5 464.1 4.1% 2.0% Total 1,660.3$ (29.4)$ 1.4$ 60.8$ 1,693.1$ 3.7% 2.0% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 18

Six Months Ended June 30, 2015 Foreign Currency Net Acquisitions / (Divestitures) Organic Six Months Ended June 30, 2016 Organic Total Segment Revenue IAN 2,867.2$ (73.0)$ (4.7)$ 160.6$ 2,950.1$ 5.6% 2.9% CMG 684.9 (11.9) 16.3 20.5 709.8 3.0% 3.6% Total 3,552.1$ (84.9)$ 11.6$ 181.1$ 3,659.9$ 5.1% 3.0% Geographic United States 2,115.9$ -$ 9.8$ 134.6$ 2,260.3$ 6.4% 6.8% International 1,436.2 (84.9) 1.8 46.5 1,399.6 3.2% (2.5%) United Kingdom 321.6 (18.2) 10.3 7.6 321.3 2.4% (0.1%) Continental Europe 332.5 (3.8) (11.7) 3.5 320.5 1.1% (3.6%) Asia Pacific 419.5 (17.8) 0.4 (2.3) 399.8 (0.5%) (4.7%) Latin America 168.0 (33.4) (5.9) 23.4 152.1 13.9% (9.5%) All Other Markets 194.6 (11.7) 8.7 14.3 205.9 7.3% 5.8% Worldwide 3,552.1$ (84.9)$ 11.6$ 181.1$ 3,659.9$ 5.1% 3.0% Expenses Salaries & Related 2,420.4$ (57.9)$ 2.8$ 134.6$ 2,499.9$ 5.6% 3.3% Office & General 908.1 (25.2) 0.5 30.9 914.3 3.4% 0.7% Total 3,328.5$ (83.1)$ 3.3$ 165.5$ 3,414.2$ 5.0% 2.6% Components of Change Change Reconciliation of Organic Measures ($ in Millions) Page 19

# Reconciliation of Organic Revenue Growth

| Last Twelve Months Ending | Beginning of Period Revenue | Components of Change During the Period: Foreign Currency | Net Acquisitions / (Divestitures) | Organic | End of Period Revenue |
|---|---|---|---|---|---|
| 12/31/05 | $ 6,387.0 | $ 40.4 | $ (107.4) | $ (56.2) | $ 6,263.8 |
| 3/31/06 | 6,323.8 | (10.9) | (132.6) | 81.5 | 6,261.8 |
| 6/30/06 | 6,418.4 | (8.8) | (157.5) | (68.5) | 6,183.6 |
| 9/30/06 | 6,335.9 | (13.9) | (140.4) | 15.6 | 6,197.2 |
| 12/31/06 | 6,263.8 | 20.7 | (165.5) | 57.8 | 6,176.8 |
| 3/31/07 | 6,261.8 | 78.4 | (147.2) | 16.0 | 6,209.0 |
| 6/30/07 | 6,183.6 | 102.4 | (124.7) | 166.6 | 6,327.9 |
| 9/30/07 | 6,197.2 | 137.3 | (110.9) | 209.2 | 6,432.8 |
| 12/31/07 | 6,176.8 | 197.5 | (70.7) | 233.1 | 6,536.7 |
| 3/31/08 | 6,209.0 | 217.8 | (45.9) | 280.6 | 6,661.5 |
| 6/30/08 | 6,327.9 | 244.8 | (12.6) | 282.4 | 6,842.5 |
| 9/30/08 | 6,432.8 | 237.4 | 32.8 | 317.2 | 7,020.2 |
| 12/31/08 | 6,536.7 | 71.5 | 87.6 | 243.0 | 6,938.8 |
| 3/31/09 | 6,661.5 | (88.3) | 114.7 | 91.9 | 6,779.8 |
| 6/30/09 | 6,842.5 | (286.2) | 139.2 | (275.3) | 6,420.2 |
| 9/30/09 | 7,020.2 | (390.1) | 115.2 | (636.4) | 6,108.9 |
| 12/31/09 | 6,938.8 | (251.6) | 69.1 | (748.9) | 6,007.4 |
| 3/31/10 | 6,779.8 | (88.2) | 36.0 | (705.4) | 6,022.2 |
| 6/30/10 | 6,420.2 | 59.1 | 2.0 | (316.9) | 6,164.4 |
| 9/30/10 | 6,108.9 | 117.7 | 9.6 | 60.1 | 6,296.3 |
| 12/31/10 | 6,007.4 | 63.3 | 17.0 | 419.6 | 6,507.3 |
| 3/31/11 | 6,022.2 | 21.0 | 18.2 | 583.7 | 6,645.1 |
| 6/30/11 | 6,164.4 | 61.5 | 12.4 | 535.8 | 6,774.1 |
| 9/30/11 | 6,296.3 | 119.1 | (7.7) | 539.5 | 6,947.2 |
| 12/31/11 | 6,507.3 | 122.2 | (8.6) | 393.7 | 7,014.6 |
| 3/31/12 | 6,645.1 | 92.9 | (1.4) | 310.0 | 7,046.6 |
| 6/30/12 | 6,774.1 | (14.3) | 14.5 | 247.3 | 7,021.6 |
| 9/30/12 | 6,947.2 | (117.2) | 39.7 | 95.8 | 6,965.5 |
| 12/31/12 | 7,014.6 | (147.6) | 41.8 | 47.4 | 6,956.2 |
| 3/31/13 | 7,046.6 | (143.7) | 48.2 | 41.3 | 6,992.4 |
| 6/30/13 | 7,021.6 | (111.4) | 56.9 | 65.8 | 7,032.9 |
| 9/30/13 | 6,965.5 | (80.3) | 49.5 | 128.2 | 7,062.9 |
| 12/31/13 | 6,956.2 | (80.4) | 50.3 | 196.2 | 7,122.3 |
| 3/31/14 | 6,992.4 | (89.9) | 51.2 | 263.1 | 7,216.8 |
| 6/30/14 | 7,032.9 | (80.6) | 51.6 | 308.1 | 7,312.0 |
| 9/30/14 | 7,062.9 | (53.5) | 74.3 | 369.0 | 7,452.7 |
| 12/31/14 | 7,122.3 | (75.5) | 95.3 | 395.0 | 7,537.1 |
| 3/31/15 | 7,216.8 | (125.7) | 98.4 | 386.1 | 7,575.6 |
| 6/30/15 | 7,312.0 | (223.5) | 85.3 | 426.5 | 7,600.3 |
| 9/30/15 | 7,452.7 | (336.2) | 58.3 | 449.9 | 7,624.7 |
| 12/31/15 | 7,537.1 | (408.5) | 23.7 | 461.5 | 7,613.8 |
| 3/31/16 | 7,575.6 | (388.5) | 11.9 | 480.8 | 7,679.8 |
| 6/30/16 | 7,600.3 | (315.6) | 10.8 | 426.1 | 7,721.6 |

Page 20

($ in Millions)

2016 2015 2016 2015 INVESTING ACTIVITIES Net cash used in Investing Activities per presentation (48)$ (30)$ (107)$ (50)$ Net purchase, sales and maturities of short-term marketable securities 4 - 4 - Net cash used in Investing Activities as reported (44)$ (30)$ (103)$ (50)$ Three Months Ended June 30, Six Months Ended June 30, Reconciliation of Investing Cash Flow ($ in Millions) Page 21

As Reported Losses on Sales of Businesses Adoption of ASU 2016-09 Settlement of Certain Tax Positions Adjusted Results Income Before Income Taxes 205.8$ (3.7)$ 209.5$ Provision for Income Taxes 43.7 2.7$ 23.4$ 69.8 Effective Tax Rate 21.2% 33.3% Equity in Net Loss of Unconsolidated Aff iliates (1.9) (1.9) Net Income Attributable to Noncontrolling Interests (3.3) (3.3) 156.9$ (3.7)$ 2.7$ 23.4$ 134.5$ Weighted-Average Number of Common Shares Outstanding - Basic 400.1 400.1 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 9.7 1.8 7.9 Weighted-Average Number of Common Shares Outstanding - Diluted 409.8 1.8 408.0 Earnings Per Share Available to IPG Common Stockholders - Basic 0.39$ (0.01)$ 0.01$ 0.06$ 0.34$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.38$ (0.01)$ 0.01$ 0.06$ 0.33$ Three Months Ended June 30, 2016 Net lncome Available to IPG Common Stockholders - Basic and Diluted Reconciliation Adjusted Results - QTD (1) Page 22 (1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the losses on sales of businesses in our international markets, primarily in Continental Europe, the effect of the adoption of ASU 2016-09 and the release of reserves related to the conclusion and settlement of a tax examination of previous tax years. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. (Amounts in Millions, except per share amounts)

# Reconciliation Adjusted Results - YTD [1]

| | Six Months Ended June 30, 2016 | | | | | |
|---|---|---|---|---|---|---|
| | As Reported | Losses on Sales of Businesses | Valuation Allowance Reversals | Adoption of ASU 2016-09 | Settlement of Certain Tax Positions | Adjusted Results |
| Income Before Income Taxes | $ 192.8 | $ (20.0) | | | | $ 212.8 |
| Provision for Income Taxes | 28.1 | 0.4 | $ 12.2 | $ 10.2 | $ 23.4 | 74.3 |
| *Effective Tax Rate* | *14.6%* | | | | | *34.9%* |
| Equity in Net Loss of Unconsolidated Affiliates | (1.8) | | | | | (1.8) |
| Net Income Attributable to Noncontrolling Interests | (0.6) | | | | | (0.6) |
| **Net Income Available to IPG Common Stockholders - Basic and Diluted** | $ 162.3 | $ (19.6) | $ 12.2 | $ 10.2 | $ 23.4 | $ 136.1 |
| | | | | | | |
| **Weighted-Average Number of Common Shares Outstanding - Basic** | 400.4 | | | | | 400.4 |
| Add: Effect of Dilutive Securities | | | | | | |
| Restricted Stock, Stock Options and Other Equity Awards | 9.0 | | | 1.5 | | 7.5 |
| **Weighted-Average Number of Common Shares Outstanding - Diluted** | 409.4 | | | 1.5 | | 407.9 |
| | | | | | | |
| **Earnings Per Share Available to IPG Common Stockholders - Basic** | $ 0.41 | $ (0.05) | $ 0.03 | $ 0.03 | $ 0.06 | $ 0.34 |
| **Earnings Per Share Available to IPG Common Stockholders - Diluted** | $ 0.40 | $ (0.05) | $ 0.03 | $ 0.03 | $ 0.06 | $ 0.33 |

(1) The following table reconciles our reported results to our adjusted non-GAAP results that exclude the losses on sales of businesses in our international markets, primarily in Continental Europe, valuation allowance reversals as a result of the disposition of those businesses in Continental Europe, the effect of the adoption of ASU 2016-09 and the release of reserves related to the conclusion and settlement of a tax examination of previous tax years. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Page 23

IPG

(Amounts in Millions, except per share amounts)

Metrics Update

SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric Metrics Update Page 25

64.2% 63.8% 63.9% 60.0% 62.0% 64.0% 66.0% 6/30/2015 12/31/2015 6/30/2016 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 26

1.0% 0.9% 1.2% 1.0% 0.0% 1.0% 2.0% 3.0% Severance Expense Three Months Six Months 3.8% 3.8% 3.9% 3.8% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Six Months 3.0% 3.7% 3.8% 3.8% 0.0% 2.0% 4.0% 6.0% Incentive Expense Six MonthsThree Months 54.1% 53.2% 56.7% 56.6% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Three Months Six Months Salaries & Related Expenses (% of Revenue) Page 27 Three and Six Months Ended June 30 “All Other Salaries & Related,” not shown, was 2.2% and 2.6% for the three months ended June 30, 2016 and 2015, respectively, and 2.7% and 2.9% for the six months ended June 30, 2016 and 2015, respectively. 2016 2015

24.9% 24.7% 24.5% 21.0% 23.0% 25.0% 27.0% 6/30/2015 12/31/2015 6/30/2016 % of Revenue, Trailing Twelve Months Office & General Expenses Page 28

1.5% 1.5% 1.6% 1.6% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Six Months 6.6% 5.9% 6.9% 6.5% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Three Months Six Months 12.7% 13.4% 13.1% 13.9% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Six Months 3.4% 3.5% 3.4% 3.6% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Office & General Expenses (% of Revenue) Page 29 Three and Six Months Ended June 30 “All Other O&G” primarily includes production expenses and, to a lesser extent, depreciation and amortization, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains), spending to support new business activity, net restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2016 2015

$856 $881 $1,510 $680 $675 $983 $984 $996 $996 $995 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 30 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending June 30, 2016 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 18.40x II. Leverage Ratio (not greater than): 3.50x Actual Leverage Ratio: 1.61x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending June 30, 2016 Interest Expense: $91.7 - Interest income 22.0 - Other 8.4 Net interest expense : $61.3 EBITDA Reconciliation Last Twelve Months Ending June 30, 2016 Operating Income: $894.0 + Depreciation and amortization 233.6 + Other non-cash charges 0.5 EBITDA : $1,128.1 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 31 (1) Calculated as defined in the Credit Agreement. (1) (1)

Cautionary Statement Page 32 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.